UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2026

J. W. Mays, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-3647	11-1059070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Bond Street. Brooklyn, New York	11201-5805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (718) 624-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	MAYS	NASDAQ

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 13, 2026, the Board of Directors of J.W. Mays, Inc. (“Mays” or “the Company”) promoted Kevin J. Guptar to the roles of Chief Financial Officer and Treasurer. Mr. Guptar’s appointment to these roles fills the vacancy created when Mr. Guptar’s predecessor, Mr. Ward Lyke, Jr., retired as Chief Financial Officer and Treasurer on September 25, 2026. As approved by the Board, Mr. Guptar’s compensation as Chief Financial Officer and Treasurer will include an annual base salary of $232,000 and an annual discretionary bonus.

Mr. Guptar, age 46, joined Mays in November 2021 as Controller of the Company and has been integrally involved in Mays’s accounting and financial reporting functions. Mr. Guptar began serving as the Company’s Principal Financial Officer and Principal Accounting Officer, effectively immediately upon Mr. Lyke’s retirement from the Company. Before joining Mays, Mr. Guptar was the Controller of a private real estate partnership from 2017 to 2021 and held various accounting positions at the same real estate partnership from 2011 to 2014. From 2014 to 2016, Mr. Guptar served as a Finance Professional for the Metropolitan Transportation Authority. Mr. Guptar is a Certified Public Accountant in New York State.

There are no arrangements or understandings between Mr. Guptar and any other person pursuant to which he was appointed as Chief Financial Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer, and there are no family relationships between Mr. Guptar and any Director or Executive Officer of the Company. Mr. Guptar has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. As with the Company’s other Directors and Officers, Mr. Guptar is eligible for indemnification in accordance with the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. Mays, Inc.

Date: October 14, 2026	By:	/s/ Lloyd J. Shulman
	Name:	Lloyd J. Shulman
	Title:	Chairman of the Board, Chief Executive Officer and President